UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 4, 2025

HANMI FINANCIAL CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-30421	95-4788120
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

900 Wilshire Boulevard, Suite 1250, Los Angeles, California	90017
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (213) 382-2200

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	HAFC	Nasdaq Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 4, 2025, Hanmi Financial Corporation (the “Company”), its wholly owned subsidiary, Hanmi Bank (the “Bank”), and Bonita I. Lee, President and Chief Executive Officer of the Company and Bank, entered into the first amendment (the “First Amendment”) to Ms. Lee’s employment agreement dated February 25, 2022 (the “Lee Employment Agreement”). The First Amendment extends the term of the Lee Employment Agreement to April 28, 2028, or if earlier, the close of business on the effective date of termination of employment pursuant to Section 5 of the Lee Employment Agreement. On April 28, 2028 and on each subsequent anniversary, the term of the Lee Employment Agreement will automatically renew for an additional year, unless either party provides written notice of non-renewal.

On March 4, 2025, the Company, the Bank, and Romolo C. Santarosa, Senior Executive Vice President and Chief Financial Officer of the Company and Bank, entered into the second amendment (the “Second Amendment”) to Mr. Santarosa’s employment agreement dated February 26, 2020 (the “Santarosa Employment Agreement”). The Amendment extends the term of the Santarosa Employment Agreement to December 31, 2027, or if earlier, the close of business on the effective date of termination of employment pursuant to Section 5 of the Santarosa Employment Agreement. On December 31, 2027 and on each subsequent anniversary, the term of the Santarosa Employment Agreement will automatically renew for an additional year, unless either party provides written notice of non-renewal.

The foregoing description of the First Amendment and the Second Amendment does not purport to be complete and is qualified in its entirety by reference to the form of First Amendment and the form of Second Amendment that are attached hereto as Exhibits 10.1 and 10.2 of this Current Report on Form 8-K and is incorporated by reference into this Item 5.02.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.	Not Applicable.
(b)	Pro Forma Financial Information.	Not Applicable.
(c)	Shell Company Transactions.	Not Applicable.
(d)	Exhibits

Number	Description

10.1	First Amendment to the Amended and Restated Employment Agreement by and among Hanmi Financial Corporation, Hanmi Bank and Bonita I. Lee dated February 25, 2022.

10.2	Second Amendment to the Amended and Restated Employment Agreement by and among Hanmi Financial Corporation, Hanmi Bank and Romolo C. Santarosa dated February 26, 2020.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HANMI FINANCIAL CORPORATION
DATE: March 5, 2025	By:	/s/ Bonita I. Lee
Bonita I. Lee President and Chief Executive Officer